SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       Date of report: October 24, 1996
               Date of earliest event reported: October 23, 1996



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
             ---------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.

  On October 23, 1996, President Casinos, Inc. ("President") announced that its proposed sale to Primadonna Resorts, Inc. ("Primadonna") of leasehold rights at the Broadwater Marina in Biloxi, Mississippi, has been terminated. Primadonna announced that it has decided not to pursue plans to expand to the Biloxi market at this time. President had entered into a letter of intent with Primadonna for such transaction in July 1996.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  Not applicable.

(b)  Pro forma financial information. Not applicable.

(c)  Exhibits.  See Exhibit Index.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 24, 1996

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ James A. Zweifel
                                 -------------------------------------------
                                 James A. Zweifel, Vice President
                                 and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number     Description

  99       Press Release, dated October 23, 1996.

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